Blackstone Mortgage Trust, Inc. July 24, 2018 Second Quarter 2018 Results Exhibit 99.2

Blackstone Mortgage Trust

7.6%
Dividend
Yield
(c)
63%
Loan-to-Value
(d)
15%
Portfolio Growth
in 1H’18
BXMT Highlights
Blackstone Real
Estate platform
drives significant
growth
100% performing
loan portfolio
generates current
cash income
Stable assets
financed with long-
term, match-funded
liabilities
Portfolio positioned for
yield and value
protection in changing
rate environment
Information included in this presentation is as of or for the period ended June 30, 2018, unless otherwise indicated.
(a)
Excluding loans acquired as part of the GE transaction in 2Q’15
(b)
See Appendix for a definition and reconciliation to GAAP net income
(c)
Based on annualized dividend and BXMT closing price as of July 23, 2018
(d)
Reflects LTV as of the date loans were originated or acquired by BXMT
(e)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. Reflects impact on net income, net of incentive fees. See Appendix for important disclosures.
$0.62
2Q Dividend
$12.8B
Senior Loan Portfolio
95%
Floating Rate
+$0.24
Earnings Impact per 1%
Increase in LIBOR
(e)
$3.9B
2Q Originations
Record quarterly originations
(a)
of $3.9 billion; GAAP EPS of $0.66 and Core EPS
(b)
of $0.83
Growth
Income
Stability
Protection

Blackstone Mortgage Trust

Loan
Originations
Loan
Originations
Record
origination
volume
(c)
of
$3.9
billion;
net
fundings
of
$779
million
Closed
largest
single
origination,
a
$1.8
billion
office
construction
loan
in
Hudson
Yards,
Manhattan
Earnings &
Dividends
Earnings &
Dividends
EPS
of
$0.66
and
Core
Earnings
(a)
per
share
of
$0.83,
of
which
$0.10
was
prepayment
income
on
a
San
Francisco
office
loan
and
$0.06
was
from
the
GE
reserve
reversal
(b)
Increased
book
value
per
share
by
$0.13
to
$27.08;
paid
$0.62
per
share
dividend
Second Quarter 2018 Results
Portfolio
Composition
Portfolio
Composition
Capitalization
Capitalization
Interest Rates
Interest Rates
Growth
of
15%
in
1H’18
resulting
in
a
$12.8
billion
portfolio
of
senior
loans
(d)
100%
performing
portfolio
with
a
weighted
average
origination
LTV
(e)
of
63%
Financed
$3.5
billion
of
loans
in
1H’18
at
an
average
rate
of
L+1.68%
Issued
3.3
million
shares
at
$32.13
through
the
ATM
program;
generating
$104
million
of
proceeds
and
increasing
book
value
per
share
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
In June 2018, it was determined that repayment of the remaining loans in the GE portfolio deferral pool was substantially assured. As such, the $8.7 million of deferred purchase discount, which has been previously recognized in GAAP net income, was realized in Core Earnings during the three months ended June 30, 2018.
(c)
Excluding loans acquired as part of the GE transaction in 2Q’15
(d)
Includes $489 million of Non-Consolidated Senior Interests; see Appendix for definition
(e)
Reflects LTV as of the date loans were originated or acquired by BXMT
95%
of
the
portfolio
is
floating
rate
Floating
rate
assets
and
matched
liabilities
support
book
value
and
earnings
stability

Blackstone Mortgage Trust

Dividends per Share
Earnings & Dividends
Earnings & Dividends
2Q
GAAP
earnings
of
$0.66
per
share
and
Core
Earnings
(a)
of
$0.83
per
share
$0.62
per
share
dividend
equates
to
a
7.6%
dividend
yield
(b)
(a)
See Appendix for a definition and reconciliation to GAAP net income
(b)
Based on annualized dividend and BXMT closing price as of July 23, 2018
(c)
GAAP EPS was $0.61, $0.59, $0.56 and $0.66 as of 3Q’17, 4Q’17, 1Q’18 and 2Q’18, respectively
$0.62
Quarterly
Dividend
113%
TTM Dividend Coverage
Dividend Coverage
(c)
$0.83
$0.10
SF Office Prepayment Fee
Early Repayment from
Property Sale
$0.06
GE Reserve Reversal
0% Realized Losses in GE
Portfolio
$0.69
$0.65
$0.64
$0.67
$0.16
3Q'17
4Q'17
1Q'18
2Q'18
Core Earnings per Share

Blackstone Mortgage Trust

Loan Originations
Loan Originations
Origination
volume
of
$3.9
billion,
(a)
totaling
$5.8
billion
1H’18
and
up
$3.3
billion
from
1H’17
BXMT’s
scale
and
reach
provides
differentiated
access
to
large
loans,
which
generally
have
superior
asset
quality,
sponsorship,
and
credit
profile
($ in billions)
Quarterly Origination Volume
$3.9
100% senior loans
100% floating rate
Strong sponsorship, core markets
2Q Origination Highlights
Weighted
average
LTV
(b)
of
54%
(a)
Includes loans originated and acquired during the quarter
(b)
Reflects LTV as of the date loans were originated or acquired by BXMT
$3.9
$1.1
$1.2
$1.9
3Q'17
4Q'17
1Q'18
2Q'18

Blackstone Mortgage Trust

Spanish
Assets
Retail
Portfolio Composition
$12.8
billion
portfolio
(107
senior
loans)
secured
by
institutional
quality
real
estate
with
56%
of
loans
in
gateway
markets
Over
77%
of
the
portfolio
is
secured
by
office,
multifamily
and
hotel
properties;
retail
declined
to
3%
from
7%
in
1Q
Office
Hotel
Other
Multi
Major
Market
Focus
(a)
Collateral Diversification
(a)
(a)
Includes $489 million of Non-Consolidated Senior Interests; see Appendix for definition
(b)
Reflects LTV as of the date loans were originated or acquired by BXMT
Weighted
Average
LTV
(b)
63%
$12.8B
portfolio
Condo
BE
1%
UK
7%
ES
9%
CA
15%
FL
4%
AZ
1%
WA
1%
DC
2%
CAN
3%
HI
4%
VA
6%
NY
28%
IL
6%
TX
2%
CO
1%
NC
1%
OH
1%
TN
1%
GA
3%
MA
4%
47%
18%
12%
9%
3%
2%
9%
States that comprise less than 1% of total loan portfolio

Blackstone Mortgage Trust

$24.67
$27.08
Re-IPO
2Q'13
2Q'18
Capitalization
Total
asset-level
financing
capacity
of
$12.3
billion
was
69%
utilized
at
quarter-end
Raised
$104
million
of
equity
through
ATM
program
at
$32.13
per
share,
contributing
to
10%
growth
in
BVPS
since
re-IPO
Book Value Per Share Growth
(a)
Includes
$153
million
of
loan
participations
sold
and
$489
million
of
Non-Consolidated
Senior
Interests,
which
result
from
non-recourse
sales
of
senior
loan
interests
in
loans
BXMT
originates.
BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(b)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity
Credit
Facilities
11 Credit Providers
Corporate
Debt
Convertible Notes and
Secured Facility
Corporate Obligations
Senior Loan
Interests
(a)
$7.0
$0.8
$0.6
$7.8
Securitized
Debt
$1.3
CLO and Single Asset
Securitization
($ in billions)
2.6x
Debt-to-Equity
Ratio
(b)
Senior Syndications
Financing
(Outstanding Balance)
+10%

Earnings Per Share
Increasing USD LIBOR = Increasing Earnings

Blackstone Mortgage Trust

Interest Rates
95%
of
the
portfolio
is
floating
rate
A
1.0%
increase
in
USD
LIBOR
would
increase
earnings
per
share
by
$0.24
per
annum
(a)
(a)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. Reflects impact on net income, net of incentive fees. See Appendix for important disclosures.
Earnings
Sensitivity
to
USD
LIBOR
(a)
(Annual Dollars of Earnings per Share)
Portfolio Fixed vs. Floating
(% of Total Loan Exposure)
$0.70
2.09%
2.59%
3.09%
3.59%
4.09%
4.59%
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Floating
Fixed
95%
5%
USD LIBOR

Appendix

Blackstone Mortgage Trust

GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
191.5
$
8.7
$
200.2
$
Interest Expense
(87.7)

0.6

(87.1)

Management and
Incentive Fees
(22.4)

—

(22.4)

General and Administrative
Expenses
(2.1)

—

(2.1)

Non-Cash
Compensation
(6.8)

6.8

—

Realized Foreign Currency
Gain, net
(a)
—

2.0

2.0

Net Income attributable to
Non-controlling Interests
(0.2)

—

(0.2)

Total
72.3
$
18.1
$
90.4
$
1Q'18 Loans
Outstanding
Fundings
Repayments
2Q'18 Loans
Outstanding
Appendix –
Second Quarter 2018 Operating Results & Net Funding
$779 million
(c)
Net Fundings
Net Funding
($ in billions)
Operating Results
($ in millions)
$12.1
$2.2
$(1.4)
$12.8
(a)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(b)
Includes $996 million and $489 million of Non-Consolidated Senior Interests as of March 31, 2018 and June 30, 2018, respectively; see Appendix for definition
(c)
Excludes the impact of changes in foreign currency rates and hedges for non-USD loans
$0.83
Core Earnings per Share
$0.66
Net Income per Share
(b)
(b)

Blackstone Mortgage Trust

(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
June 30, 2018, three loans in the portfolio have been financed with an aggregate $489 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty
(d)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
Loan Portfolio Details
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(a)
Loan
(b)
Balance
(b)
Value
Maturity
(c)
Location
Type
SQFT / Unit / Key
LTV
(a)
Loan 1
Senior loan
3/22/2018
$  1,168
$  1,168
$  1,160
L + 3.15
%
L + 3.40
%
3/15/2023
Diversified -
Spain
Spanish Assets
n/a
71%
Loan 2
Senior loan
5/11/2017
753
675
672
L + 3.40
%
L + 3.60
%
6/10/2023
Northern Virginia
Office
330 / sqft
62%
Loan 3
Senior loan
5/30/2018
518
518
512
L + 2.75
%
L + 2.99
%
6/9/2025
Diversified -
US
Hotel
12,857 /  key
43%
Loan 4
Senior loan
(b)
8/6/2015
488
488
89
4.49
%
5.82
%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 5
Senior loan
5/1/2015
355
335
334
L + 2.85
%
L + 3.02
%
5/1/2023
New York
Office
425 / sqft
68%
Loan 6
Senior loan
2/13/2018
330
307
306
L + 3.42
%
L + 3.54
%
3/9/2023
New York
Multi
742,643 / unit
62%
Loan 7
Senior loan
1/7/2015
315
301
301
L + 3.50
%
L + 3.71
%
1/9/2021
New York
Office
258 / sqft
53%
Loan 8
Senior loan
3/31/2017
258
242
240
L + 4.15
%
L + 4.54
%
4/9/2022
Maui
Hotel
318,182 /  key
75%
Loan 9
Senior loan
12/22/2017
225
225
223
L + 2.80
%
L + 3.16
%
1/9/2023
Chicago
Multi
326,087 / unit
65%
Loan 10
Senior loan
8/3/2016
276
221
220
L + 4.66
%
L + 5.24
%
8/9/2021
New York
Office
304 / sqft
57%
Loan 11
Senior loan
5/9/2018
219
219
217
L + 3.00
%
L + 3.24
%
5/9/2023
New York
Industrial
62 / sqft
70%
Loan 12
Senior loan
6/23/2015
221
214
214
L + 3.65
%
L + 4.01
%
5/8/2022
Washington DC
Office
240 / sqft
72%
Loan 13
Senior loan
6/4/2015
206
206
208
L + 4.19
%
L + 4.37
%
5/20/2021
Diversified -
CAN
Hotel
43,468 /  key
54%
Loan 14
Senior loan
1/26/2017
288
200
198
L + 5.50
%
L + 5.99
%
2/9/2022
Boston
Office
773 / sqft
42%
Loan 15
Senior loan
4/15/2016
225
200
198
L + 3.25
%
L + 3.84
%
4/9/2023
New York
Office
186 / sqft
40%
Loans 16 -
107
Senior loans
Various
10,009
7,275
7,123
5.79
%
(d)
6.14
%
(d)
Various
Various
Various
Various
63%
Total/Wtd. avg.
$  15,854
$  12,793
$  12,215
5.43
%
5.81
%
4.1 yrs
63%
Cash
All-in
Coupon
Yield

Blackstone Mortgage Trust

June 30, 2018
December 31, 2017
Assets
Cash and cash equivalents
107,057
$
69,654
$
Restricted Cash
—

32,864

Loans receivable, net
12,214,565

10,056,732

Other assets
60,725

99,575

Total assets
12,382,347
$
10,258,825
$
Liabilities and equity
Secured debt agreements, net
7,022,500
$
5,273,855
$
Loan participations sold, net
152,855

80,415

Securitized debt obligations, net
1,283,311

1,282,412

Convertible notes, net
779,416

563,911

Other liabilities
115,603

140,826

Total liabilities
9,353,685

7,341,419

Commitments and contingencies
—

—

Equity
Class A common stock, $0.01 par value
1,114

1,079

Additional paid-in capital
3,624,767

3,506,861

Accumulated other comprehensive loss
(32,136)

(29,706)

Accumulated deficit
(570,265)

(567,168)

Total Blackstone Mortgage Trust, Inc. stockholders' equity
3,023,480

2,911,066

Non-controlling interests
5,182

6,340

Total equity
3,028,662

2,917,406

Total liabilities and equity
12,382,347
$
10,258,825
$
Consolidated Balance Sheets
($ in thousands, except per share data)

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended June 30,
Six Months Ended June 30,
2018
2017
2018
2017
Income from loans and other investments
Interest and related income
191,479
$
126,825
$
346,904
$
245,341
$
Less: Interest and related expenses
87,733
54,352
157,722
101,026
Income from loans and other investments, net
103,746
72,473
189,182
144,315
Other expenses
Management and incentive fees
22,388
14,393
37,880
27,314
General and administrative expenses
8,747
7,373
17,454
14,800
Total other expenses
31,135
21,766
55,334
42,114
Income before income taxes
72,611
50,707
133,848
102,201
Income tax provision
104
94
224
183
Net income
72,507
$
50,613
$
133,624
$
102,018
$
Net income attributable to non-controlling interests
(195)
—
(353)
—
Net income attributable to Blackstone Mortgage Trust, Inc.
72,312
$
50,613
$
133,271
$
102,018
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
109,069,078
95,005,873
108,735,193
94,999,664
Net income per share of common stock
0.66
$
0.53
$
1.23
$
1.07
$

Blackstone Mortgage Trust

Per Share Calculations
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Historically, we have deferred in Core Earnings the accretion of purchase discount attributable to a certain pool of GE portfolio loans acquired in May 2015, until repayment in full of the remaining loans in the pool was substantially assured. During the three months ended June 30, 2018, it was determined that repayment of the remaining loans in the deferral pool was substantially assured. As such, the $8.7 million of deferred purchase discount, which has been previously recognized in GAAP net income, was realized in Core Earnings during the three months ended June 30, 2018.
(c)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(Amounts in thousands, except per share data)
Earnings
per Share
Book Value
per Share
Core Earnings
Reconciliation
Three Months Ended
June 30, 2018
March 31, 2018
Net income
(a)
72,312
$
60,958
$
GE purchase discount accretion adjustment
(b)
8,723
(17)
Non-cash compensation expense
6,778
6,976
Realized foreign currency gain, net
(c)
1,998
854
Other items
565
534
Core Earnings
90,376
$
69,305
$
Weighted-average shares outstanding, basic and diluted
109,069
108,398
Core Earnings per share, basic and diluted
0.83
$
0.64
$
Three Months Ended
June 30, 2018
March 31, 2018
3,023,480
$
2,921,213
$
Shares
Class A common stock
111,442
108,194
Deferred stock units
213
205
Total outstanding
111,655
108,399
Book value per share
27.08
$
26.95
$
Three Months Ended
June 30, 2018
March 31, 2018
Net income
(a)
72,312
$
60,958
$
Weighted-average shares outstanding, basic and diluted
109,069
108,398
Earnings per share, basic and diluted
0.66
$
0.56
$
Stockholders’ equity

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Historically, we have deferred in Core Earnings the accretion of purchase discount attributable to a certain pool of GE portfolio loans acquired in May 2015, until repayment in full of the remaining loans in the pool was substantially assured. During the three months ended June 30, 2018, it was determined that repayment of the remaining loans in the deferral pool was substantially assured. As such, the $8.7 million of deferred purchase discount, which has been previously recognized in GAAP net income, was realized in Core Earnings during the three months ended June 30, 2018.
(c)
Primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(Amounts in thousands, except per share data)
June 30,
2018
Mar 31,
2018
Dec 31,
2017
Sep 30,
2017
Net income
(a)
72,312
$
60,958
$
57,891
$
57,722
$
GE purchase discount accretion adjustment
(b)
8,723
(17)
(483)
(138)
Non-cash compensation expense
6,778
6,976
6,221
5,944
Realized foreign currency gain, net
(c)
1,998
854
355
1,035
Other items
565
534
519
575
Core Earnings
90,376
$
69,305
$
64,503
$
65,138
$
Weighted-average shares outstanding, basic and diluted
109,069
108,398
98,811
95,013
Net income per share, basic and diluted
0.66
$
0.56
$
0.59
$
0.61
$
Core Earnings per share, basic and diluted
0.83
$
0.64
$
0.65
$
0.69
$
Three Months Ended

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Earnings
Sensitivity
to
LIBOR:
Reflects
the
impact
on
net
income,
net
of
incentive
fees,
assuming
no
changes
in
credit
spreads,
portfolio
composition,
or
asset
performance.
Assumes
no
change
in
general
and
administrative
expenses,
management
fees,
or
other
non-interest
expenses
relative
to
those
incurred
for
the
quarter
ended
June
30,
2018.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2017,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.